AGRILINK FOODS, INC.
                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

To the Agents and Lenders
   Party to the Credit Agreement
   referred to below

Gentlemen:

         We refer to the Credit Agreement dated as of September 23, 1998 among Agrilink Foods, Inc. as Borrower, Pro-Fac Cooperative, Inc., Linden Oaks Corporation and Kennedy Endeavors, Incorporated as Guarantors, Harris Trust and Savings Bank individually and as Administrative Agent and the other lenders from time to time parties thereto as amended and currently in effect between us (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

         Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended in certain respects effective as of June 30, 2001 (the "Effective Date"), all as hereinafter set forth:

         1.       AMENDMENTS.

                    A. Sections 8.11 through 8.14 of the Credit Agreement shall be amended and restated as so amended to read as follows:

                  Section 8.11. Leverage Ratio The Parent will as of the last day of each fiscal quarter (commencing with the second fiscal quarter of fiscal
1999), have a Leverage Ratio of not more than that specified for such fiscal quarter below:

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                                              MAXIMUM LEVERAGE
            FOR FISCAL QUARTERS :              RATIO SHALL BE
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Second of Fiscal 1999                            6.00 to 1
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Third of Fiscal 1999                             5.75 to 1
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Fourth of Fiscal 1999                            5.50 to 1
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First of Fiscal 2000                             6.50 to 1
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Second of Fiscal 2000                            6.25 to 1
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Third of Fiscal 2000                             6.00 to 1
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Fourth of Fiscal 2000                            5.00 to 1
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First, Second and Third Quarters of Fiscal 2001  5.15 to 1
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Fourth of Fiscal 2001                            5.35 to 1
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First and Second of Fiscal 2002                  5.90 to 1
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Third of Fiscal 2002                             5.50 to 1
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Fourth of Fiscal 2002                            5.00 to 1
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All Fiscal Quarters of 2003                      4.25 to 1
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All Fiscal Quarters of 2004                      4.00 to 1
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All Fiscal Quarters Thereafter                   3.75 to 1
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        Section 8.12. Fixed Charge Coverage Ratio. The Parent will as of the last day of each fiscal quarter (commencing with the second fiscal quarter of fiscal 1999) have a Fixed Charge Coverage Ratio of not less than that specified for such fiscal quarter below:

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AS OF THE LAST DAY OF THE FOLLOWING      FIXED CHARGE COVERAGE RATIO
        FISCAL QUATERS:                    SHALL NOT BE LESS THAN:
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Second through Fourth of fiscal 1999              1.05 to 1
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First through Third of fiscal 2000                0.95 to 1
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Fourth of Fiscal 2000                             1.15 to 1
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First through Third of Fiscal 2001                1.10 to 1
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Fourth of Fiscal 2001                             1.05 to 1
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First of Fiscal 2002                              0.98 to 1
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Second of Fiscal 2002                             1.00 to 1
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Third and Fourth of Fiscal 2002                   1.10 to 1
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First and Second of Fiscal 2003                   1.20 to 1
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Third of Fiscal 2003                              1.25 to 1
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Fourth of Fiscal 2003                            1.375 to 1
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All Fiscal Quarters thereafter                    1.50 to 1
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        Section 8.13. EBITDA. The Parent will as of the last day of each fiscal quarter have EBITDA for the period of four fiscal quarters then ended of not less than that specified for such fiscal quarter below (with EBITDA for periods prior to the Acquisition Closing Date computed as though DFVC were at all times a Subsidiary of the Company and as though the Company had not owned its aseptic business):

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  For fiscal quarters:                    EBITDA shall not be less than
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First and second of fiscal 1999                  $115,000,000
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Third of fiscal 1999                             $120,000,000
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Fourth of fiscal 1999                            $125,000,000
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First of fiscal 2000                             $108,000,000
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Second of fiscal 2000                            $110,000,000
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Third of fiscal 2000                             $115,000,000
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Fourth of fiscal 2000                            $135,000,000
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First, Second and Third of fiscal 2001           $130,000,000
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Fourth of fiscal 2001                            $120,000,000
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First and Second of fiscal 2002                  $110,000,000
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Third of fiscal 2002                             $120,000,000
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Fourth of fiscal 2002 and all fiscal quarters    $130,000,000
thereafter
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        Section 8.14. Interest Coverage Ratio. The Parent will as of the last day of each fiscal quarter (commencing with the second fiscal quarter of fiscal
1999) have an Interest Coverage Ratio of not less than that specified for such quarter below:

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                                              Interest Coverage Ratio
       For fiscal quarters:                   shall not be less than
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Second through fourth of fiscal 1999             1.90 to 1
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First, Second and Third of fiscal 2000           1.40 to 1
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Fourth of fiscal 2000                            1.75 to 1
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First, Second and Third of fiscal 2001           1.65 to 1
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Fourth of fiscal 2001                            1.60 to 1
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First and Second of fiscal 2002                  1.55 to 1
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Third of fiscal 2002                             1.80 to 1
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Fourth of fiscal 2002                            2.00 to 1
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First of fiscal 2003                             2.10 to 1
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Second of fiscal 2003                            2.15 to 1
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Third of fiscal 2003 and all fiscal quarters     2.25 to 1
thereafter
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               B. The  definition of the term  "Interest  Expense"  appearing in
          Section 1.1 of the Credit Agreement shall be amended by added the following at the end thereof:

                  "The term "Interest Expense" shall in any event exclude fees payable to any of the Lenders as a condition to any amendment, modification or waiver of any of the provisions of the loan Documents or which are payable under any amendment to the Credit Agreement (whenever executed) if the payment of such fee is subject to a contingency which was uncertain to occur at the time the amendment which requires the payment of such fee was executed and delivered."

               C. The definition of the term "EBITDA" appearing in Section 1.1 of the Credit Agreement shall be amended by adding the following at the end thereof:

                  "In the event that any such non-cash charge is excluded from the computation of Consolidated Net Income for a given period pursuant to the immediately preceding sentence but the circumstances giving rise to such charge has a cash impact in a subsequent period which would have reduced Consolidated Net Income but for the charge in the prior period, such impact shall be taken into account in computing Consolidated Net Income in the period when such impact occurs."

               D. Section 4.5 of the Credit Agreement (dealing with terminations of the Revolving Credit Commitments) shall be amended by adding the following sentence at the end thereof:

                  "The forgoing to the contrary not withstanding, the Company may irrevocably terminate the Revolving Credit Commitments in whole concurrently with paying the principal of and interest on all Revolving Credit Loans and Swing Loans, any amount due under Section 3.8 hereof in respect of such payment, all accrued fees and other amounts owing under the Loan Documents and either terminating all then outstanding Letters of Credit or making other

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                  arrangements satisfactory to the Issuing Bank with respect to such outstanding Letters of Credit pursuant to which the Issuing Bank irrevocably notifies the Revolving Credit Lenders that they no longer have any liability to it in respect of such outstanding undrawn Letters of Credit, whether pursuant to Section 2.1(c)(v) of the Credit Agreement or otherwise."

         2.       CONTINGENT FEES AND MARGIN ADJUSTMENTS.

                   (a) Changes in Applicable Margins. If on or before April 1, 2002 the Company has not delivered to the Administrative Agent a signed commitment letter from a financially responsible party or parties pursuant to which such party or parties commit to purchase $100,000,000 or more of equity securities of the Company or the Parent subject only to final (as opposed to initial or preliminary) due diligence and other terms and conditions customary in commitments for private placements of equity securities together with a letter from the Company or the Parent (as applicable) indicating that it is prepared to accept such offer, each Applicable Margin (other than the Applicable Margin for the commitment fee) as otherwise computed pursuant to the Credit Agreement shall increase effective April 1, 2002 by .50% per annum; if such letters have not been delivered by July 1, 2002 such Applicable Margins shall increase effective July 1, 2002 by an additional .25% per annum and if such letters have not been delivered by October 1, 2002 such Applicable Margins shall increase effective October 1, 2002 by a further .25% per annum. Any increases in the Applicable Margins provided by the immediately preceding sentence shall terminate effective on the earlier of (i) the date letters complying with the requirements hereof are delivered to the Administrative Agent, (ii) the date of application by the Parent or the Company of the net proceeds of the issuance or $100,000,000 or more of equity securities for cash to the prepayment of the Term Loans, or (iii) five Business Days after receipt by the Administrative Agent of the audit reports called for by
         Section 8.5(b) of the Credit Agreement with respect to the fiscal year ending June 29, 2002 if, but only if, in the case of this clause (iii) the Plan Performance Condition (as hereinafter defined) is satisfied. If any letters complying with the requirements of the first sentence of this Section 2(a) have been delivered and the commitment or acceptance contained therein terminates or expires then effective on the date of such termination or expiration the Applicable Margins shall adjust to what they would have been had such letters never been delivered (and shall continue to adjust as provided for above) unless and until new letters are delivered complying with the requirements of the first sentence of this Section 2(a). Nothing herein contained shall constitute a commitment on the part of the Lenders to waive, amend or modify any provision of the Credit Agreement which would be breached were an equity transaction consummated but the fact that an amendment, modification or waiver which under the terms of the Credit Agreement would be effective upon approval of same by the Required Lenders is necessary to consummate a transaction shall not mean that the commitment letter fails to comply with the requirements of the first sentence of this Section 2(a).

                   (b) Fees. If the Parent or the Company has not received the net proceeds of the issuance of $100,000,000 or more of equity securities for cash and applied such net proceeds to the prepayment of the Term Loans on or before June 30, 2002 then on October 1, 2002 the Company shall pay to the Administrative Agent for the ratable account of the Lenders a fee equal to (i) 1% of the sum of the Revolving Credit Commitments and the Term Loans outstanding on June 30, 2002 if the Plan Performance Condition is not satisfied or (ii) one half of 1% of the sum of the Revolving Credit

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         Commitments and the Term Loans outstanding on June 30, 2002 if the Plan
         Performance Condition has been satisfied. The foregoing provisions of this Section 2(b) to the contrary notwithstanding, no fee shall be payable under this Section 2(b) if (i) on or before October 1, 2002 the Loans are paid in full, the Revolving Credit Commitments are terminated and all Letters of Credit have terminated or expired or arrangements have been made with respect thereto satisfactory to the Issuing Bank and the Issuing Bank has irrevocably notified the Revolving Credit Lenders that they no longer have any liability to it in respect of such outstanding undrawn Letters of Credit, whether pursuant to Section 2.1(c)(v) of the Credit Agreement or otherwise or (ii) the requisite equity issuance transaction has failed to close solely due to the failure of the Required Lenders to approve a Required Lender amendment, modification or waiver of the Credit Agreement which was necessary to accommodate the transaction and which, when taken together with the benefits to the Lenders of consummating the transaction, would not impair the credit quality of the Loans. The provisions of this Section 2(b) may be amended, modified or waived but only by an instrument in writing signed by the Parent, the Company and the Required Lenders, provided that, anything contained in the Credit Agreement to the contrary notwithstanding, such an amendment, modification or waiver shall require the consent of all Lenders if the same would be effective prior to the closing of the issuance of $100,000,000 or more of equity securities by the Parent or the Company for cash.

                   (c) Definitions. The term "Plan Performance Condition" shall mean that EBITDA for the Parent for the fiscal year ending June 29, 2002 is $140,000,000 or more and the Leverage Ratio computed as of the last day of the Parent's fiscal year ended June 29, 2002 is equal to or less than 4.50 to 1. The term "net proceeds" shall mean the gross purchase price for equity securities less ordinary and customary investment banking, advisory, legal, accounting and other fees and expenses incurred in connection with the issuance and sale of the equity securities in question.

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS. Subject to the last sentence of this Section 2, this Seventh Amendment to Credit Agreement shall become effective upon (i) receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders and (ii) receipt by the Administrative Agent of a fee for each Lender executing this Seventh Amendment to Credit Agreement and returning it to the Administrative Agent on or before August 31, 2001 (the "Assenting Lenders") in an amount equal to 1/4 of 1% of the sum of its Revolving Credit Commitment and the outstanding principal balance of its Term Loans (the Administrative Agent to promptly distribute such fees to the Assenting Lenders upon this Seventh Amendment to Credit Agreement becoming effective). Upon satisfaction of the foregoing conditions, all amendments provided for herein shall be deemed effective as of the Effective Date irregardless of the date such conditions were satisfied.

         4. MISCELLANEOUS. Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Seventh Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This Seventh Amendment to Credit Agreement shall constitute a "Loan Document" for purposes of the Credit Agreement and may be executed in counterparts, and by separate parties hereto on separate counterparts each to constitute an original but all but one and the same instrument. The headings of the sections hereof are for convenience of reference only and shall not affect the meaning of the provisions hereof. This Seventh Amendment to Credit

         Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

       Dated as of the 30th day of June 2001.

                        AGRILINK FOODS, INC.

           By    /s/ Earl L. Powers
               Its   EVP


                        PRO-FAC COOPERATIVE, INC.

            By   /s/ Earl L. Powers
               Its   VP Treasurer


                        LINDEN OAKS CORPORATION

            By    /s/ Timothy J. Benjamin
               Its    President


                        KENNEDY ENDEAVORS, INCORPORATED

            By    /s/ Earl L. Powers
               Its    VP Secretary


         Accepted and agreed to as of the date last above written.


                        HARRIS TRUST AND SAVINGS BANK, individually and as Administrative Agent, Issuing Bank and Swing Lender

            By    /s/ Shane Koonce
               Its    Vice President